                                                                   EXHIBIT 10.25

                               PRESTONWOOD TOWER


                                 OFFICE LEASE

     THIS LEASE (herein so called) is made as of the 20th day of March, 1997, by and between Prestonwood Tower, Inc., a Texas corporation ("Landlord"), and the
Tenant named below.                                        --------

                                  WITNESSETH:

     1.   Basic Provisions.

          (a) Tenant:           TurboChef , Inc.
                                ------------------------
                                        Dallas, Texas 75240
                                        ------------------------

          (b) Premises:                 Suite  955, Prestonwood Tower,
                                        Dallas, Texas 75240.

                                        Approximate Rentable Area:
                                        3,036  square feet (RA).
                                        ----------------------------------------

                                        Approximate Usable Area:
                                        2,710  square feet (UA).
                                        ----------------------------------------

          (c) Basic Rental:             $4,976.80 per month, including 1 garage
                                        parking space; annual rental rate per
                                        square foot (RA): $19.67.
                                        ----------------------------------------

          (d) Security Deposit:         $16,212.00
                                        ----------------------------------------

          (e) Lease Term:               Three (3) years.
                                        ----------------------------------------

          (f) Estimated
              Commencement Date:        April 15, 1997.
                                        ---------------

          (g) Operating Expense Stop:   $ 6.75
                                        ------

          (h) Permitted Use:            Office
                                        --------------------------------------

          (i) Parking:                  Tenant shall be allowed one parking
                                        space in the garage and ten in the open
                                        parking lot.
                                        ---------------------------------------

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     2.   Lease Grant.  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described above, which are shown in Exhibit
                                                                      -------
A-1 attached hereto.  The Premises are located in the building described above
---
(the "Building"), located on the real property described in Exhibit A-2 attached
      --------                                              -----------
hereto (the "Land").  The Land, the Building, the parking facilities, parking
             ----
garage and other structures and improvements, landscaping, fixtures, appurtenances and other common areas now or hereafter placed, constructed or erected thereon comprise the project (the "Project") known as Prestonwood Tower
                                           -------
in Dallas, Dallas County, Texas. This Lease is granted subject to the terms hereof, the rights and interests of third parties under existing liens, easements and encumbrances affecting such property, all zoning regulations, rules, ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Project or any part thereof.

     3. Lease Term. This Lease shall be for the term of years described above, commencing on the later of (a) the Estimated Commencement Date set forth in Paragraph 1 or (b) ten (10) days after Landlord's substantial completion of
   -----------
the Finish Work (as hereinafter defined) in the Premises, but if Tenant takes possession of the Premises for the conduct of business before either such date, then the Lease Term shall commence on the date Tenant in fact occupies the Premises. The date the Lease Term commences shall be referred to in this Lease as the "Commencement Date." If the Lease Term expires on a date other than the
        -----------------
last day of a calendar month, Landlord and Tenant shall be deemed to have agreed that the Lease Term shall be extended through the last day of the calendar month in which the termination date falls.

     4. Construction of Finish Work in Premises. Landlord agrees to construct leasehold improvements (the "Finish Work") in a good and workmanlike manner in
                             -----------
and upon the Premises at its sole cost and expense so long as the cost of the Finish Work does not exceed $3.00 per rentable square foot of the Premises (the
                            -----
"Finish Allowance") in accordance with construction drawings approved by both
 ----------------
Landlord and Tenant. Costs to be incurred by Landlord in excess of the Finish Allowance shall be paid by Tenant to Landlord promptly upon demand prior to Landlord's commencing construction. Change orders requested by Tenant and approved by Landlord after construction has commenced and which increase the cost of construction shall be paid by Tenant to Landlord promptly upon demand. All installations and improvements now or hereafter placed in the Premises other than Building Standard (as hereinafter defined) improvements shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as additional rent. "Building
                                                                --------
Standard" shall mean the type, brand and/or quality of materials Landlord
--------
designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building. If Landlord is delayed in completing such construction within the specified time, the delay in commencement of Tenant's obligation to pay rent hereunder shall constitute full settlement of all claims that Tenant may have against Landlord based on the delay. If Landlord is unable to complete the Finish Work within the specified time due to a delay caused by Tenant or for any other cause related to Tenant's acts or omissions, Tenant's rental obligations under this Lease shall begin on the date on which Landlord would have delivered possession of the Premises to Tenant absent such delay, and such date shall be the Commencement Date.

     5.   Tenant's Basic Rental Obligation.

          (a) Basic Rental.  Beginning on the Commencement Date, Tenant shall
              ------------
     pay to Landlord the Basic Rental without demand, deduction or setoff, for each month of the entire Lease Term. If the day on which Basic Rental is first due is other than the first day of a calendar month, rent for such partial month shall be prorated on a daily basis. All Basic Rental shall be paid by Tenant to Landlord in advance on or before the first day of each calendar month during the Lease Term. All rental and other payments which are due hereunder shall be made payable to Landlord. Tenant agrees to pay said rental and other payments to Landlord at c/o

     Prestonwood Tower, Inc., 5151 Beltline Road, Suite 650, Dallas, Texas 75240, or at such other place as may from time to time be designated in writing by Landlord, in lawful money of the United States of America without any prior demand therefor and without any deduction or setoff whatsoever.

          (b) Security Deposit.  Tenant shall deposit with Landlord the amount
              ----------------
     shown above as a Security Deposit contemporaneously with the execution hereof. Tenant's Security Deposit shall be held in accordance with the terms of Paragraph 18(k) with the exception that after the eighteenth
              ---------------
     month of the Lease, Tenant shall provide to Landlord the most current and accurate financials available. In the event that Tenant has paid all rentals in a timely manner per the Lease and if the financials indicate a cash balance of at least $2,000,000, then Landlord will refund to Tenant $8,106.00. The remaining balance will be refunded at the end of the term of the lease per the terms of Paragraph 18(k).
                                   ---------------

     6.   Tenant's Additional Rental Obligation.

          (a) Additional Rental.  Beginning on the Commencement Date, Tenant
              -----------------
     shall pay to Landlord each calendar year additional rental (the "Additional
                                                                      ----------
     Rental") equal to Tenant's proportionate share of the Actual Operating
     ------
     Expenses (defined below) for the Building for such calendar year in excess of the Operating Expense Stop multiplied by the number of square feet of Rentable Area in the Premises. Additional Rental shall be prorated on a daily basis for each partial calendar year in the Lease Term. Tenant's proportionate share shall be based on the ratio which the Rentable Area in the Premises (adjusted for office expansions) bears to the Rentable Area within the Building.

          (b) Adjustment of Actual Operating Expenses.  Notwithstanding any
              ---------------------------------------
     language herein to the contrary, if the Building is not fully occupied during any calendar year of the Lease Term, Actual Operating Expenses shall be determined as if the Building had been fully occupied during such year. For the purposes of this Lease, "fully occupied" shall mean occupancy of
                                      --------------
     one hundred percent (100%) of the  Rentable Area in the Building.

          (c) Actual Operating Expenses Enumerated.  Actual operating expenses
              ------------------------------------
     (the "Actual Operating Expenses") shall include all expenses, costs and
           -------------------------
     disbursements of every kind and nature incurred or paid by Landlord in connection with the ownership and/or the operation, maintenance, repair and security of the Project, including (without limitation) such expenses as utility costs, wages, landscaping, maintenance and repair costs, costs of independent contractors, fees (other than legal fees directly related to leasing activities of Landlord), insurance premiums and real estate taxes and other governmental assessments. Actual Operating Expenses shall exclude the capitalized cost of permanent improvements (other than those installed to reduce operating costs or as may be required by law); interest, amortization or other payments on loans to Landlord (other than that incurred to finance items which are included in Actual Operating Expenses); all costs reimbursed to Landlord out of insurance proceeds or from tenants or other sources not affiliated with Landlord; and depreciation of the Building.

          (d) Estimated Actual Operating Expenses.  Landlord shall have the
              -----------------------------------
     right to estimate Additional Rental to accrue hereunder and Tenant shall pay to Landlord the amount of such estimate monthly with Tenant's Basic Rental payments. If Landlord estimates Additional Rental in advance, then by each April 1 or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's Actual Operating Expenses for the previous calendar year. If for any calendar year Tenant's Additional Rental collected for the prior year, as a result of payment of Tenant's estimated Additional Rental, is in excess of Tenant's Additional Rental actually due during such prior year, then, so long as Tenant is not in default hereunder, Landlord shall refund to Tenant any overpayment (or, at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

     7.   Landlord's Obligations.

          (a) Water, Heat, Air Conditioning, Janitorial and Elevator Service and
              ------------------------------------------------------------------
     Maintenance Obligations.  Subject to the limitations hereinafter set forth,
     -----------------------
     Landlord agrees to furnish Tenant while occupying the Premises and while Tenant is not in default under this Lease: (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building;
     (ii) Building Standard heat and air conditioning in season, as determined by Landlord, weekdays (other than holidays) between 7:00 a.m. and 7:00 p.m., and Saturdays between 7:00 a.m. and 1:00 p.m., at such temperatures and in such amounts as are reasonably considered by Landlord to be standard (Landlord shall only furnish heat and air conditioning weekdays after 7:00 p.m., on Saturdays after 1:00 p.m., and on Sundays and holidays at the written request of Tenant, and at Tenant's cost payable within fifteen (15) days after receipt of an invoice); (iii) Building Standard janitorial service on weekdays other than holidays for Building installations and Building Standard window washing; (iv) operatorless passenger elevators for ingress and egress to the floor on which the Premises are located; and (v) replacement of Building Standard light bulbs and fluorescent tubes, but Landlord's standard charge for such bulbs and tubes shall be paid by Tenant. Landlord additionally agrees to maintain in the Building the exterior walls, roof, windows, structural steel, load-bearing nondemising walls, floors below the level of Tenant's floor covering and the HVAC, electrical and plumbing systems serving the Premises, but located outside the Premises, subject to the terms and conditions of this Lease which may limit Landlord's maintenance, repair and rebuilding obligations under various circumstances.

          (b) Electrical Service.  Landlord shall provide electrical current for
              ------------------
     Tenant's use of typewriters, voice writers, calculating machines and other machines of similar low electrical consumption, special lighting in excess of Building Standard or any other item of electrical equipment which consumes more than machines of low electrical consumption or requires voltage of more than 120 volts, provided, however, that all costs for extraordinary or unusual demand for electrical service shall be borne by Tenant.

          (c) Interruption of Services.  Failure to any extent to make
              ------------------------
     available, or any slow-down, stoppage or interruption of any services described in this paragraph, resulting from any cause whatsoever (other than Landlord's gross negligence) shall not render Landlord liable in any respect for damages, nor be construed as an eviction of Tenant, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any service being furnished by Landlord be interrupted for any cause whatsoever, Tenant shall notify Landlord and Landlord shall use reasonable diligence to restore such service promptly. Tenant shall be entitled to an equitable diminution of rent based upon the percentage area of the Premises which is rendered unfit for occupancy for the Permitted Use, if such interruption or termination of service continues for more than ten (10) consecutive business days. Tenant's right to an equitable diminution of rent shall be Tenant's sole and exclusive remedy in the event of an occurrence specified herein.

          (d) Discontinuance of Service.  Landlord reserves the right, upon not
              -------------------------
     less than thirty (30) days written notice to Tenant, to discontinue the availability of electrical service to the Premises. If Landlord elects such option, Tenant will contract directly with such public utility for the continuance of service to the Premises.

     8.   Tenant's Covenants.  Tenant covenants and agrees as follows:

          (a) Alterations.  Tenant shall make no alterations, changes or
              -----------
     improvements to the Premises without first submitting to Landlord plans and specifications and obtaining the prior written consent of Landlord. All work done by Tenant shall be performed in a good and workmanlike manner, in compliance with applicable laws and at such times and in such manner as not to cause interference with construction in progress or with other tenants in the Building.

          (b) Mechanic's and Materialmen's Liens.  Tenant shall have no
              ----------------------------------
     authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Premises or the Project or any portion thereof. Tenant shall promptly cause any such liens which have arisen by reason of any work claimed to have been undertaken by or through Tenant to be released by payment, bonding or otherwise within thirty (30) days after request by Landlord, and shall indemnify Landlord against losses arising out of any such claim.

          (c) Permitted Use of Premises.  Tenant shall not permit the Premises
              -------------------------
     to be used for any purpose other than for the use specified in Paragraph 1
                                                                    -----------
     of this Lease. Tenant shall at all times comply with applicable laws, ordinances, rules and regulations in Tenant's occupancy of the Premises, whether now existing or hereafter enacted.

          (d) Repairs.  Tenant will not in any manner deface or injure the
              -------
     Building, and will pay the cost of repairing and replacing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, contractors or employees. Tenant shall throughout the Lease Term keep the Premises free from deterioration, waste and nuisance of any kind, excluding ordinary and customary wear and tear and damage resulting from a fire or unavoidable casualty not caused by the act or omission Tenant or Tenant's agents, contractors or employees. Tenant agrees to keep the Premises in good condition and repair and Tenant shall make all necessary repairs and replacements. If Tenant fails to make such repairs within fifteen (15) days after notice from Landlord, Landlord may at its option make such repair, and Tenant shall upon demand pay Landlord for the cost thereof.

          (e) Purchase of Parking Rights.  Tenant shall be required to purchase
              --------------------------
     parking rights for the covered spaces located in the Building garage and the surface spaces located in the parking area adjacent to the parking garage specified in excess of those specified Paragraph 1 at the rates
                                                   -----------
     established from time to time by Landlord or Landlord's garage operator.

     9.   Assignment and Subletting.

          (a) Assignment and Subletting.  Tenant shall not sublet the Premises
              -------------------------
     in whole or in part or market the Premises for sublease and shall not sell, assign or in any manner transfer this Lease or any interest herein, directly or indirectly (by transfer of control of Tenant, for example), or voluntarily or by operation of law or otherwise, or permit any transfer of Tenant's interest created hereby, or allow any lien upon Tenant's interest by operation of law or otherwise, or permit the use or occupancy of the Premises or any part thereof, by anyone other than Tenant, nor shall Tenant sublease space in the Building from another tenant thereof, without Landlord's prior written consent. If this Lease or any interest in this Lease is sold, assigned or transferred, or Tenant subleases any part of the Premises, without Landlord's consent, cumulative of any other right or remedy available to Landlord, Landlord may elect to terminate this Lease (as it affects the portion of the Premises sought to be sublet or assigned) as of the effective date of the proposed transfer. Landlord's acceptance of any name for listing on the Building directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

          (b) Consent to Assignment.  Consent by Landlord to one or more
              ---------------------
     assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and other sums herein specified and for compliance with all of Tenant's other obligations under this Lease, and Landlord may proceed against Tenant (or any guarantor) for the enforcement of such obligations without first proceeding against any other party. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder.

          (c) Excess Rents.  If any rents or other sums received by Tenant under
              ------------
     any sublease are in excess of the rent and other sums payable by Tenant under this Lease (prorated for a sublease of less than 100 percent of the Premises), or if any additional consideration is paid to Tenant by any assignee under any assignment, then such excess rents under any sublease or such additional consideration under an assignment shall be paid by Tenant to Landlord as additional rent hereunder within ten (10) days after Tenant receives the same.

     10.  Indemnity and Insurance.

          (a) Indemnity.  Tenant hereby agrees to protect, defend (with counsel
              ---------
     acceptable to Landlord), indemnify and hold harmless Landlord and its agents, officers, employees, trustees, advisory board members or subsidiaries (hereinafter "Indemnities") from any and all claims, demands,
                                -----------
     losses, fines, assessments, penalties, forfeitures, losses of use, damages to persons (including damages for sickness, disease, personal injury, bodily injury and death), damages to property, causes of action and costs (including, without limitation, costs of attorneys' fees, investigation, defense, settlement and court) (i) caused by the negligence or misconduct of any person, including, but not limited to, (A) Indemnities, or any of them, (B) Tenant or its employees, agents, subtenants, guests, invitees, licensees or concessionaires or (C) any other person entering the Premises under the express or implied invitation of Tenant; (ii) arising out of the use of the Premises by Tenant and the conduct of its business therein; and/or (iii) arising out of any breach or default by Tenant in the performance of its obligations hereunder, including, but not limited to, Tenant's obligation to obtain the insurance coverages required herein. Indemnities, or any of them, shall have the right to participate in the defense supplied by Tenant, with their own legal counsel and at their own expense, without releasing Tenant from any of its defense and indemnity obligations contained herein. Tenant's obligations hereunder shall survive the termination of this Lease.

          (b) Liability and Worker's Compensation Insurance.
              ---------------------------------------------

               (i) Tenant at all times during the Lease Term shall, at its own expense, keep in full force and effect commercial general liability insurance against bodily injury, including death resulting therefrom, and property damage to the combined single limit of $1,000,000 to one or more than one person as the result of any one accident or occurrence. Landlord shall be named an additional insured on said policy. Additionally, Tenant at all times during the Lease Term shall, at its own expense, keep in full force and effect worker's compensation insurance, with Coverage A to the statutory limit and Coverage B to the limit of $500,000 per occurrence. Tenant hereby waives its right of recovery of any amounts paid by Tenant or on Tenant's behalf to satisfy applicable worker's compensation laws. The policies or duly executed certificates for the same, together with satisfactory evidence of the payment of the premiums therefor, shall be deposited with Landlord on the date Tenant first occupies the Premises and upon renewals of such policies not less than thirty (30) days prior to the expiration of the term of such coverage.

               (ii) Any failure of Tenant to obtain and maintain the insurance coverages required herein shall constitute a breach hereof and Tenant shall be solely responsible for any loss suffered as a result of such deficiency in coverage. It is expressly understood and agreed that the coverages required represent Landlord's minimum requirements and such are not to be construed to void or limit Tenant's indemnity obligations contained in this Lease. Neither shall
          (A) the insolvency, bankruptcy or failure of any insurance company carrying insurance of Tenant, (B) the failure of any insurance company to pay claims occurring nor (C) any exclusion from or insufficiency of coverage be held to affect, negate or waive any of the provisions of this Lease. With respect to insurance coverages, except worker's compensation, maintained hereunder by Tenant and insurance coverage separately obtained by Landlord, all insurance coverages afforded by policies of insurance maintained by Tenant shall be primary insurance as such coverages apply to Landlord, and such insurance coverages separately maintained by Landlord shall be excess. The amount of liability insurance under insurance policies maintained by Tenant shall not be reduced by the existence of insurance coverage under policies separately maintained by Landlord. Neither Tenant nor its insurers shall be entitled to receive any contribution from any insurance policies separately maintained by Landlord. Tenant shall be solely responsible for any premiums, deductible assumptions, retentions, self-insurance premiums, audits, retrospective adjustments or any other kind of payment due under its policies.

               (iii) Tenant's occupancy of the Premises without delivering the certificates of insurance shall not constitute a waiver of Tenant's obligations to provide the required coverages. If Tenant provides to Landlord a certificate that does not evidence the coverages required herein, or that is faulty in any respect, such shall not constitute a waiver of Tenant's obligations to provide the proper insurance.

          (c) Increase in Landlord's Insurance Costs.  Tenant agrees to pay to
              --------------------------------------
     Landlord any increase in premiums for Landlord's insurance policies resulting from Tenant's use or occupancy of the Premises.

          (d) Waiver of Liability.  Landlord shall not be liable to Tenant or to
              -------------------
     Tenant's employees, agents, subtenants, guests, invitees, licensees, concessionaires, or to any other person whomsoever, for any injury to persons or damage to property on or about the Premises or any other part of the Building (i) caused by the negligence or misconduct of any person, including, but not limited to, (A) Landlord or its agents, officers, employees, trustees, advisory board members, directors, partners, shareholders, venturers, predecessors, affiliates or subsidiaries, (B) Tenant or its employees, agents, subtenants, guests, invitees, licensees or concessionaires or (C) any other person entering the Premises or the Building under the express or implied invitation of Tenant; (ii) arising out of the use of the Premises by Tenant and the conduct of its business therein; and/or (iii) arising out of any breach or default by Tenant in the performance of its obligations hereunder, including, but not limited to, Tenant's obligations to obtain the insurance coverages required herein.

     11. Fire or Casualty. In the event that (a) the Premises or the Building should be so damaged by fire or other casualty that rebuilding or repairs cannot be completed within one (1) year after the date of commencement of reconstruction, as determined by Landlord, or (b) the Premises shall be so damaged during the last two (2) years of the Lease Term to the extent that more than fifty percent (50%) of the area thereof is rendered untenantable, or (c) the holder of a mortgage, deed of trust or other lien covering the Premises at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require use of all or a part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, Landlord may at its option terminate this Lease within ninety (90) days after such damage by giving written notice to Tenant, in which event rent shall be abated effective with the date of such damage. If, following any such casualty, Landlord does not terminate this Lease, or in the event of casualty damage of a lesser extent to the Building, Landlord shall, following receipt of insurance proceeds, solely to the extent of such proceeds (after deducting therefrom the reasonable costs and expenses paid or incurred by Landlord in connection with the recovery of such insurance proceeds), rebuild or repair the Premises or the Building to substantially the same condition in which they were immediately prior to the happening of the fire or other casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other personal property which may have been placed by Tenant or other tenants within the Building or the Premises. Landlord shall allow Tenant a fair diminution of rental during the time the Premises are unfit for occupancy, and at Landlord's option, the Lease Term shall be extended for a period equal to the period that the Premises are unfit for occupancy.

     12. Condemnation. In the event that the Premises or the Building or any part thereof shall be taken for public use or condemned under eminent domain or conveyed under threat of such a taking or condemnation, or access to the Premises precluded by any such event, either Landlord or Tenant may cancel and terminate this Lease as it affects the portion of the Premises taken, or the portion to which access is precluded, by giving notice to the other within ten
(10) days after the date on which title to the property taken vests in the condemnor. If this Lease is not terminated as to all of the Premises following any of said actual takings or conveyances of any part of the Premises, then Landlord shall, to the extent of an equitable proportion of the award for the portion of the Premises taken (excluding any award for land), make such repairs to the Premises as are necessary to constitute a complete architectural and tenantable unit. In the event of a partial taking or conveyance of the Premises, Landlord shall allow Tenant a fair diminution of rental. Tenant shall not be entitled to claim, or have paid to Tenant, any compensation or damages whatsoever for or on account of any taking or conveyance of any right, interest or estate of Tenant under this Lease, and Tenant hereby relinquishes and assigns to Landlord any rights to any such compensation or damages. Tenant does not hereby waive or release claims for moving expenses, inconvenience or business interruption related to a condemnation of the Premises, but any such claim shall be asserted, if at all, in a proceeding independent of Landlord's primary condemnation suit.

     13.  Default and Remedies.

          (a) Events of Default.  The following events shall be deemed to be
              -----------------
     events of default (the "events of default") by Tenant under this Lease:
                             -----------------
     (i) Tenant shall fail to pay within five (5) days of the due date Basic Rental, Additional Rental or any other rental or sums payable by Tenant hereunder; (ii) Tenant shall fail to comply with or observe any other provision of this Lease and such failure shall continue for ten (10) days after written notice to Tenant (or, in the case of Tenant's failure to comply with or observe any other single provision of this Lease more than three (3) times during the Lease Term, upon the occurrence of the fourth and all subsequent such failures, without notice from Landlord); (iii) Tenant or any guarantor of Tenant's obligations hereunder shall make a general assignment for the benefit of creditors; (iv) any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, and such petition shall not be dismissed within forty-five (45) days of filing, or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder; (v) a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder, and such appointment shall not be vacated or otherwise terminated, and the action in which such appointment was ordered dismissed, within forty-five (45) days of filing; (vi) Tenant shall fail to take possession of or shall desert, abandon or vacate the Premises; (vii) the death of any guarantor; or (viii) the occurrence of an event described in clauses (iv) or (v) of this Paragraph 13(a) and the failure thereafter of Tenant (A) to timely and
     ---------------
     fully make any payment of rent or any other sum of money due hereunder or
     (B) to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder.

          (b) Remedies.  Upon the occurrence of any event of default specified
              --------
     in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever and without releasing Tenant from any obligation under this Lease:

               (i) Landlord may enter the Premises without terminating this Lease and perform any covenant or agreement or cure any condition creating or giving rise to an event of default under this Lease and Tenant shall pay to Landlord on demand, as additional rent, the amount expended by Landlord in performing such covenants or agreements or satisfying or observing such condition. Landlord or its agents or employees shall have the right to enter the Premises, and such entry and such performance shall not terminate this Lease or constitute an eviction of Tenant.

               (ii) Landlord may terminate this Lease by written notice to Tenant (and not otherwise) or Landlord may terminate Tenant's right of possession without terminating this Lease. In either of such events, Tenant shall surrender possession of and vacate the Premises immediately and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter the Premises, in whole or in part, with or without process of law and to expel or remove Tenant and any other person, firm or corporation who may be occupying the Premises or any part thereof and remove any and all property therefrom, using such lawful force as may be necessary.

               (iii) In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, with or without terminating this Lease, Landlord may change or pick locks or alter security devices and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without
          being liable for any claim for damages.   Notwithstanding anything to
          the contrary contained herein or in section 93.002 of the Texas Property Code, Landlord may exercise any and all of its rights or remedies under this Lease following an event of default by Tenant without compliance with section 93.002 of the Texas Property Code, the benefits of which are hereby expressly waived by Tenant.

               (iv) If Landlord elects to re-enter or take possession of the Premises without terminating this Lease, then Tenant shall be liable for and shall pay to Landlord all Basic Rental and any other amounts of money due to Landlord hereunder as of the date of such election. Tenant shall also pay to Landlord all Basic Rental required to be paid by Tenant during the remainder of the Lease Term as such amounts become due, diminished by any net sums received by Landlord, if any, through reletting the Premises during said period (after deducting all expenses incurred by Landlord in connection with any reletting of the Premises). Landlord is not obligated to relet the Premises, and if no reletting occurs, Tenant shall be responsible for the full amounts due. If Landlord elects to relet, Landlord shall have the sole and unfettered right to relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including but not limited to the right to relet the Premises for a term shorter or longer than that remaining under this Lease, the right to relet the Premises as a part of a larger area and the right to change the character or use made of the Premises). Tenant shall not in any event be entitled to any sums collected in connection with a reletting of the Premises that exceed the amount of Basic Rental and other sums of money due hereunder. Landlord shall not be required to wait until the expiration of the Lease Term in order to collect any such deficiencies, and shall have the right to file suit from time to time, on one or more occasions, to collect the deficiencies then due. Any such suit shall not prejudice in any way the right of Landlord to bring similar actions for any subsequent deficiency or deficiencies.

               (v) Notwithstanding any prior election by Landlord to terminate this Lease, Landlord may at any time, including subsequent to any re-entry or taking of possession of the Premises as allowed hereinabove, elect to terminate this Lease. Tenant shall be liable for and shall immediately pay to Landlord the amount of all Basic Rental and other sums of money due under this Lease as may have accrued as of the date of termination. Tenant shall also immediately pay to Landlord, as agreed and liquidated damages, an amount of money equal to the Basic Rental and other amounts due for the remaining portion of the Lease Term (had such term not been terminated by Landlord prior to the expiration of the Lease Term), less the fair rental value of the Premises for the residue of the Lease Term, both discounted to their present value based upon an interest rate of eight percent (8%) per annum. In determining fair rental value, Landlord shall be entitled to take into account the time and expenses necessary to obtain a replacement tenant or tenants, including anticipated expenses hereinafter described relating to recovery, preparation and reletting of the Premises; provided, however, the parties hereto stipulate and agree that the fair rental value shall never be deemed to exceed eighty-five percent (85%) of the Basic Rental provided for herein for said residual period. If Landlord elects to relet the Premises, or any portion thereof, before presentation of proof of such liquidated damages, the amount of rent reserved upon such reletting shall be deemed prima facie evidence of the fair rental value of the portion of the Premises so relet.

               (vi) In addition to any sum provided to be paid above, Tenant shall also be liable for and shall immediately pay to Landlord all broker's fees incurred by Landlord in connection with any reletting of the whole or any part of the Premises, the costs of removing and storing Tenant's or any other occupant's property, the cost of repairing, altering, remodeling, renovating or otherwise putting the Premises into a condition acceptable to a new tenant or tenants, the cost of removal and replacement of signage and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees.

               (vii) Landlord may apply Tenant's Security Deposit to the extent necessary to make good any rent arrearage, to pay the cost of remedying Tenant's default or to reimburse Landlord for expenditures made or damages suffered as a consequence of Tenant's default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount.

               (viii)  Nothing contained in this Paragraph 13(b) shall be
                                                 ---------------
          construed as imposing any enforceable duty upon Landlord to relet the Premises or otherwise mitigate or minimize Landlord's damages by virtue of Tenant's default. Landlord shall not be liable in any manner, nor shall Tenant's obligations hereunder be diminished, by the failure of Landlord to relet the Premises, or in the event of reletting to collect rent.

          (c) Effect of Suit or Partial Collection.  Institution of a forcible
              ------------------------------------
     detainer action to re-enter the Premises shall not be construed to be an election by Landlord to terminate this Lease. Landlord may collect and receive any rent due from Tenant and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive or alter the rights or remedies which Landlord may have at law or in equity or by virtue of this Lease at the time of such payment.

          (d) Remedies Cumulative.  All rights and remedies of Landlord herein
              -------------------
     or existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other.

     14.  Surrender of Premises.

          (a) Surrender.  Upon the expiration or termination of this Lease,
              ---------
     Tenant shall peaceably surrender to Landlord the Premises, including the alterations, improvements and changes (except as provided in Paragraph 14(b)) other than Tenant's
                                    ---------------
     fixtures remaining the property of Tenant, broom-clean and in the condition the same were in on the Commencement Date, subject only to damage caused by fire or other casualty not caused by the act or omission of Tenant or Tenant's agents, contractors or employees, or ordinary use and wear.

          (b) Removal of Alterations and Tenant's Property.
              --------------------------------------------

               (i) Notwithstanding anything in this Lease to the contrary, all permanent or built-in fixtures or improvements and all mechanical, electrical and plumbing equipment in the Premises, whether installed by Tenant or by Landlord, shall be the property of Landlord upon the termination of this Lease, unless Landlord, by notice to Tenant no later than twenty (20) days prior to the expiration of the Lease Term (or any renewal or extension thereof), elects to relinquish Landlord's right to any such fixtures or improvements and to have them removed from the Premises by Tenant within five (5) business days after the expiration of this Lease, at Tenant's sole cost and expense. Except as otherwise provided, all furnishings, equipment, furniture, trade fixtures and other removable equipment installed in the Premises by Tenant and paid for by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease.
          Tenant shall repair any damage caused by such removal.

               (ii) If any furnishings, equipment, furniture, trade fixtures or other removable equipment are not removed within five (5) business days after the expiration of this Lease, then Tenant hereby grants to Landlord the option, exercisable at any time thereafter without the requirement of any notice to Tenant, (A) to treat such property, or any portion thereof, as being abandoned by Tenant to Landlord, whereupon Landlord shall be deemed to have full rights of ownership thereof; (B) to elect to remove and store such property, or any portion thereof, on Tenant's behalf (but without assuming any liability to any person) and at Tenant's sole cost and expense, with reimbursement therefor to be made to Landlord upon demand; and/or (C) to sell, give away, donate or dispose of as trash or refuse any or all of such property without any responsibility to deliver to Tenant any proceeds therefrom. If (a) Landlord elects not to exercise its contractual and/or statutory lien rights covering Tenant's property as may be granted herein, (b) Tenant ceases to occupy the Premises, or its rights to occupy the Premises are terminated by Landlord, prior to Landlord's termination or the expiration of this Lease and (c) any of Tenant's furnishings, equipment, furniture, trade fixtures or other removable equipment are not removed within five (5) business days thereafter, then Tenant hereby grants to Landlord the option, exercisable at any time thereafter without the requirement of notice to Tenant, (i) to treat such property, or any portion thereof, as being abandoned by Tenant to Landlord, whereupon Landlord shall be deemed to have full rights of ownership thereof; (ii) to elect to remove and store such property, or any portion thereof, on Tenant's behalf (but without assuming any liability to any person) and at Tenant's sole cost and expense, with reimbursement therefor to be made to Landlord upon demand; and/or (iii) to sell, give away, donate or dispose of as trash or refuse any or all of such property without responsibility to deliver to Tenant any proceeds therefrom. Landlord shall have no liability of any kind whatsoever to Tenant in respect of the exercise or failure to exercise the options set forth in this Paragraph 14(b). Specifically, Tenant shall not have the right to
          ---------------
          assert against Landlord a claim either for the value, or the use, of any such property, either as an offset against any amount of money owing to Landlord or otherwise. The provisions of this Paragraph
                                                                  ---------
          14(b) shall supersede the provisions of section 93.002(d) and (e) of
          -----
          the Texas Property Code, as such may be amended from time to time, and any other law which purports to restrict the options granted to Landlord herein.

     15. Holding Over. If Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease, Tenant shall be deemed to be occupying the Premises as a tenant at will and subject to all of the provisions of this Lease except those relating to term and except that the Basic Rental and Additional Rental shall be 150% of the amount payable during the last month of the Lease Term (without waiver of Landlord's right to recover damages as permitted by law). Said tenancy may be terminated by Landlord or Tenant by giving written notice to the other at any time.

     16. Mortgages. This Lease shall be subordinate to all deeds of trust now or hereafter encumbering the Building, and all refinancings, replacements, renewals, modifications, extensions or consolidations thereof. Tenant agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Landlord under this Lease. Tenant covenants and agrees that Tenant shall within five (5) days after Landlord's request execute in recordable form and deliver to Landlord whatever instruments may be required to acknowledge and further evidence the subordination of this Lease and/or the attornment by Tenant to such mortgagee, trustee or purchaser. If Tenant within five (5) business days after submission of any such instrument fails to execute the same, Landlord is hereby authorized to execute the same as attorney-in-fact for Tenant. Any holder of a deed of trust covering all or any part of the Building may at any time elect to have this Lease have priority over its deed of trust by executing unilaterally an instrument of subordination or placing a clause of such subordination in any pleadings or in its deed of trust and recording the same.

     17. Certain Rights Reserved by Landlord. Landlord shall have the following rights:

          (a) Common and Service Area Alterations.  To decorate and to make
              -----------------------------------
     repairs, alterations, additions, changes or improvements, whether structural or otherwise, in, about or on the exterior of the Building, or any part thereof, and to change, alter, relocate, remove or replace service areas and/or common areas; to place, inspect, repair and replace in the Premises (below floors, above ceilings or next to columns) utility lines, pipes and the like to serve other areas of the Building outside the Premises; and to otherwise alter or modify the Project, and for such purposes to enter upon the Premises and, during the continuance of any such work, to take such measures for safety or for the expediting of such work as may be required, in Landlord's judgment, all without affecting any of Tenant's obligations hereunder, provided Landlord's entries in the Premises shall be subject to the terms of Paragraph 18(l).
                                      ---------------

          (b) Parking.  To permit Tenant and its employees to use the parking
              -------
     garage associated with the Building and the surface parking area adjacent thereto only in accordance with rules and regulations promulgated from time to time by Landlord and/or the operator of the garage at such charges as then may be in effect; and to prohibit Tenant and its employees to use any on-site surface parking spaces within the Project designated for visitors, occupants of the Building, or otherwise. Parking spaces will be unassigned, provided that Landlord may at any time assign parking spaces. Tenant shall, if requested by Landlord, furnish to Landlord a complete list of the license plate numbers of all vehicles operated by Tenant and Tenant's employees and agents. Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, vehicles, or contents therein, in or about such parking facility.

          (c) Rules and Regulations.  To establish and amend from time to time
              ---------------------
     rules and regulations governing all tenants' use and occupancy of the Building, provided that in the event of a conflict between those rules and this Lease, this Lease shall control. The rules and regulations now enforced by Landlord are available upon request.

          (d) Food Preparation.  To prohibit the preparation of food within the
              ----------------
     Premises for commercial purposes or the placing of vending or dispensing machines of any kind in or about the Premises if such vending or dispensing machines are available to the general public.

          (e) Security Measures.  To take all such reasonable  measures as
              -----------------
     Landlord may deem advisable for the security of the Building and its occupants. Landlord, however, shall have no liability to Tenant or its employees, agents, invitees or licensees for losses due to theft or burglary, or for damage done by unauthorized persons in or about the Building or Premises. Landlord may require those tenants requesting access to the Building during other than normal business hours to pay its then prevailing fee for each magnetic access card which Landlord supplies to Tenant for after-hours access to the Building. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.

          (f) Right To Relocate Tenant.  At any time after the execution of this
              ------------------------
     Lease and on sixty (60) days prior written notice, Landlord may substitute for the Premises other comparable premises in the Building (the "New
                                                                      ---
     Premises"), in which event the New Premises shall be deemed to be the
     --------
     Premises for all purposes hereunder, provided: (a) the New Premises shall be similar in area, finish and appropriateness for the Permitted Use; (b) the Basic Rental and other rentals payable under this Lease shall remain the same; and (c) reasonable out-of-pocket costs in connection with relocation to the New Premises shall be reimbursed by Landlord after receipt of third party invoices therefor.

     18.  Miscellaneous.

          (a) Time Is of the Essence.  The time of the performance of all of the
              ----------------------
     covenants, conditions and agreements of this Lease is of the essence of this Lease.

          (b) Force Majeure.  If either Landlord or Tenant is  prevented or
              -------------
     hindered from timely satisfying any provisions set forth herein because of a shortage of or inability to obtain materials or equipment, strikes or other labor difficulties, governmental restrictions, casualties or any other cause beyond such party's reasonable control, such party shall be permitted an extension of time of performance by the number of days during which such performance was prevented or hindered; provided, however, that this paragraph shall not apply to the payment of rent or other monies by Landlord or Tenant, nor shall the provisions of this paragraph postpone the date that rent is payable pursuant to this Lease, except as expressly provided to the contrary in Paragraph 4.
                                 -----------

          (c) No Personal Liability of Landlord.  If Landlord shall fail to
              ----------------------------------
     perform any covenant, term or condition of this Lease and, as a consequence, if Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Building and in the rents or other income from the Building receivable by Landlord, and neither Landlord nor Landlord's owners, partners or venturers shall have any personal, corporate or other liability hereunder. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in such event, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor-in-interest of Landlord for performance of such obligation.

          (d) Quiet Enjoyment.  Landlord hereby covenants and agrees that if
              ----------------
     Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Premises without hindrance from Landlord or any person or persons lawfully claiming the Premises by or through Landlord, subject, however, to the terms of this Lease and to all mortgages, deeds of trust, leases and agreements to which this Lease is subordinate.

          (e) Entire Agreement and Amendments.  This Lease is the only agreement
              --------------------------------
     between the parties hereto and their representatives and agents. There are no representations or warranties between the parties other than the representations and agreements contained in this document. No agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

          (f) Interpretation.  The necessary grammatical changes required to
              ---------------
     make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, associations, partnerships or individuals, male or female, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Texas shall govern the validity, performance and enforcement of this Lease. The venue for any legal proceeding brought by any party or guarantor to this lease shall be Dallas County, Texas. If this Lease is executed by more than one person or entity as "Tenant," each such person or entity executing this Lease as Tenant shall be jointly and severally bound and liable hereunder.

          (g) Severability.  No provision of this Lease shall be construed or
              -------------
     interpreted in any manner which would render such provision invalid. If any provision of this Lease is held to be invalid, such invalid provision shall be deemed to be severable from and shall not affect the validity of the remainder of this Lease.

          (h) Terms Binding.  Subject to the limitations on subletting and
              --------------
     assignment set forth in this Lease, all covenants, promises, conditions, representations and agreements herein contained shall be binding upon and apply and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          (i) Estoppel Certificates.  Within five (5) days after request by
              ----------------------
     Landlord, Tenant agrees to execute and deliver to Landlord estoppel or offset letters as required by Landlord or by Landlord's lenders. The letters shall certify the date of this Lease and any amendments, that Landlord is not in default of any of the terms and provisions of this Lease or specifying the provisions as to which Landlord is in default if Landlord shall be in default, that Landlord has performed all inducements required of Landlord in connection with this Lease, including any construction obligations, specifying any inducements which have not been fulfilled by Landlord, the date to which rent has been paid, and any other matters which Landlord or its lenders may reasonably require. Tenant further agrees to furnish to Landlord from time to time when requested by Landlord a letter of acceptance in conformity with any requirements made by any existing or proposed lenders.

          (j) Late Payment Charge and Interest Payable.  Landlord may impose a
              -----------------------------------------
     late payment charge equal to five percent (5%) of any amount due if not paid within five (5) days from the date required to be paid hereunder. In addition, any payment due under this Lease not paid within ten (10) days after the date herein specified to be paid shall bear interest from the date such payment is due to the date of actual payment at the rate of eighteen percent (18%) per annum or the highest lawful rate of interest permitted by Texas or federal law, whichever rate of interest is lower.

          (k) Security Deposit.  Landlord shall hold Tenant's Security Deposit
              -----------------
     without interest, and the same shall not be considered prepaid rent or a measure of Landlord's damages in case of default by Tenant. The remaining balance of the Security Deposit (after application of any part thereof in accordance with Paragraph 13(b) or for necessary repairs to the Premises)
                     ---------------
     shall be refundable to Tenant within thirty (30) days after termination of this Lease.

          (l) Access to Premises.  Tenant agrees that Landlord and its agents
              -------------------
     may enter the Premises for the purpose of inspecting and making such repairs (structural or otherwise), additions, improvements, changes or alterations to the Premises or the Building as may be permitted or required under this Lease or as Landlord may elect, and to exhibit the same to prospective purchasers, mortgagees or tenants. In the event of any such repairs, additions, improvements, changes or alterations, Tenant shall cooperate with Landlord to facilitate Landlord's efforts. Landlord's entries in the Premises shall be preceded by reasonable notice (except in the case of an emergency) and shall not unreasonably interfere with Tenant's use and occupancy of the Premises for the Permitted Use.

          (m) Notices.  Notices hereunder must be hand-delivered or sent by
              --------
     Registered Mail, Return Receipt Requested, postage prepaid, addressed, if to Landlord, at Suite 650, Prestonwood Tower, 5151 Belt Line Road, Dallas, Texas 75240, Attention: Building Manager, with a copy to Prestonwood Tower, Inc., 315 Central Park West, Suite 1200, New York, New York, 10025,
     Attention: Sinclair Haberman; and if to Tenant, at the address specified for Tenant in Paragraph 1(a) above prior to the Commencement Date and to
                   --------------
     the Premises thereafter, or to such other address as may be specified by written notice actually received by Landlord. Notice shall be deemed given upon tender of delivery (in the case of a hand-delivered notice) or upon the first attempted delivery by United States Postal Service (in the case of a registered letter), provided that no notice of either party's change of address shall be effective until fifteen (15) days after the addressee's actual receipt thereof.

          (n) Acceptance of Premises and Building by Tenant.  LANDLORD HEREBY
              ---------------------------------------------
     DISCLAIMS ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED PURPOSE OR USE. THE TAKING OF POSSESSION BY TENANT SHALL BE CONCLUSIVE EVIDENCE THAT TENANT:

               (I) ACCEPTS THE PREMISES AS SUITABLE FOR THE PURPOSES FOR WHICH THEY WERE LEASED;

               (II) ACCEPTS THE BUILDING AND EVERY PART AND APPURTENANCE THEREOF AS BEING IN GOOD AND SATISFACTORY CONDITION; AND

               (III) WAIVES ANY DEFECTS IN THE PREMISES AND ITS APPURTENANCES EXISTING NOW OR IN THE FUTURE, EXCEPT THAT TENANT'S TAKING OF POSSESSION SHALL NOT BE DEEMED TO WAIVE LANDLORD'S COMPLETION OF MINOR FINISH WORK ITEMS THAT DO NOT INTERFERE WITH TENANT'S OCCUPANCY OF THE PREMISES.

     TENANT ACKNOWLEDGES THE DISCLAIMER BY LANDLORD SET FORTH HEREIN AND WAIVES ALL CLAIMS BASED ON ANY IMPLIED WARRANTY OF SUITABILITY. FURTHERMORE, TENANT CONFIRMS THAT ITS OBLIGATIONS TO PAY BASIC RENTAL, ADDITIONAL RENTAL AND OTHER AMOUNTS OF MONEY DUE TO LANDLORD HEREUNDER ARE NOT DEPENDENT ON THE CONDITION OF THE PREMISES OR THE BUILDING, THE COMPLETION OF ANY MINOR FINISH WORK ITEMS OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER. TENANT SHALL CONTINUE TO PAY BASIC RENTAL, ADDITIONAL RENTAL AND OTHER AMOUNTS OF MONEY DUE TO LANDLORD HEREUNDER, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH OR ALLEGED BREACH BY LANDLORD OF ITS OBLIGATIONS HEREUNDER.

          (o) Building Name.  Landlord shall have the exclusive right at all
              --------------
     times during the Lease Term to change, modify, add to or otherwise alter the name of the Building, and Landlord shall not be liable for claims or damages of any kind which may be attributed thereto or result therefrom.

          (p) Landlord's Lien.  In addition to the statutory landlord's lien,
              ---------------
     Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damage or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Premises and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition of any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other person property of Tenant situated in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to made, at which sale(s) Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least five (5) days before the time of sale. Such notice shall be deemed to be delivered if personally delivered or when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the addresses as shown herein, whether or not actually received. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. Landlord shall be entitled to file a carbon, photographic or other reproduction of this lease as a financing statement as is permitted under section 9.402(a) of the Texas Business and Commerce Code.

          (q) Authority To Sign Lease.  If Tenant is a corporation or a
              ------------------------
     partnership (general or limited), each person(s) signing this Lease as an officer or partner of Tenant represents to Landlord that such person(s) is authorized to execute this Lease without the necessity of obtaining any other signature of any other officer or partner, that the execution of this Lease has been authorized by the board of directors of the corporation or by the partners of the partnership, as the case may be, and that this Lease is fully binding on Tenant. Landlord reserves the right to request evidence of the approval of this Lease and authorization of Tenant's signatories to bind Tenant, which evidence shall be satisfactory in form and content to Landlord and its counsel.

          (r) Attorneys' Fees, Costs and Expenses.  In the event either party is
              -----------------------------------
     in default beyond any applicable grace or notice period in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the nonprevailing party agrees to pay the prevailing party's reasonable attorneys' fees. Whenever any request or action by Tenant reasonably causes Landlord to engage an attorney (including an in-house attorney of Landlord or any of its affiliates) or incur any other costs or expenses, Tenant agrees that it shall pay or reimburse Landlord for such costs or expenses upon demand.

          (s) Execution of Lease.  The submission of this Lease for examination
              ------------------
     does not constitute a reservation of or option for the Premises or any other space within the Building and shall vest no right in either party. This Lease shall become effective only upon the full execution and delivery hereof by all of the parties hereto.

          (t) No Attornment.  All checks tendered to Landlord as and for the
              -------------
     Basic Rental and/or Additional Rental required hereunder shall be deemed payments for the account of Tenant. Acceptance by Landlord of Basic Rental and/or Additional Rental from anyone other than Tenant shall not be deemed to operate as an attornment to Landlord by the payor of such Basic Rental and/or Additional Rental or as a consent by Landlord to an assignment of this Lease or subletting by Tenant of the Premises to such payor, or as a modification of any of the provisions of this Lease.

          (u) Arms-Length Transaction.  This Lease has been entered into by the
              -----------------------
     undersigned after arms-length negotiation, with each party acknowledging that it and its counsel, if it so chooses, have had an opportunity to review this Lease, and therefore, the parties agree that this Lease shall not be construed against Landlord on the ground that Landlord's representatives prepared this Lease.

          (v) Exhibits and Riders.  The following exhibits and riders are
              --------------------
     attached hereto, incorporated herein and made a part of this Lease for all purposes:

               Exhibit A-1:  Floor Plan of Premises
               Exhibit A-2:  Property Description
               Exhibit _____:
               Exhibit _____:

               Riders: (check if attached and applicable)

               _______  (I)
               _______  (II)

19.  Special Provisions.

     This lease is entirely contingent upon Landlord's ability to acquire the space from the existing tenant currently under lease for Suite 955 and Landlord's ability to obtain a waiver of all rights of refusal and/or options that may exist on the premises by March 31, 1997.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease as of the day and year first above written.

TENANT:                                 LANDLORD:

TURBOCHEF, INC.                         PRESTONWOOD TOWER, INC.
                                        a Texas corporation
By:
    -------------------------------
Name:
     ------------------------------    By:
Title:                                    ----------------------------
      -----------------------------       Sinclair Haberman, Secretary

                                  Exhibit A-1











                           [FLOORPLAN APPEARS HERE]

                                  Exhibit A-1









                           [FLOORPLAN APPEARS HERE]

                                  EXHIBIT A-2

                               PRESTONWOOD TOWER

                             PROPERTY DESCRIPTION

The description of Lot 1, City Block 2/8708 Prestonwood Tower Addition, an addition to the City of Dallas as recorded in Volume 78240, Page 0349, Dallas County Plat Records, said Lot 1 also being situated in the Robert Wilburn Survey, Abstract No. 1580, Dallas County, Texas, said Lot 1 also being a portion of that certain tract of land as described in the deed to Caroline Hunt Trust Estate, by Deed recorded in Volume 77065, Page 3243, Dallas County Deed Records, said Lot 1 being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod in the north right-of-way line of Belt Line Road (width varies), said iron rod being the southwest corner of Prestonwood Town Center, an addition to the City of Dallas, Texas, and recorded in Volume 78053, Page 3, Dallas County Deed Records;

THENCE S 89 30' 00" W along the north line of said Belt Line Road for a distance of 500.53 feet to a found 5/8 inch iron rod for corner, said iron rod being the southeast corner of a tract of land conveyed to Prestonwood National Bank;

THENCE N 03 06' 53" W along the westerly line of said Lot 1 and the easterly line of said bank tract for a distance of 644.14 feet to a found "X" cut in concrete, said point being the northeast corner of said bank tract;

THENCE N 79 30' 00" W along the north line of said bank tract for a distance of
115.57 feet to a found "X" cut in concrete, said point being in the easterly right-of-way line of Dallas Parkway (200 foot R.O.W.);

THENCE N 10 30' 00" E along the easterly line of said Dallas Parkway for a distance of 25.00 feet to a 1/2 inch iron rod set for corner, said point being the southwest corner of Lot 2, Block 2/8708;

THENCE S 79 30' 00" E along the common lot line of said Lot 1 and Lot 2 for a distance of 141.00 feet to a 1/2 inch iron rod set for corner;

THENCE S 45 28' O5" E along said common lot line for a distance of 30.94 feet to "PK" nail set in asphalt drive for corner;

THENCE N 89 31' 55" E along said common lot line for a distance of 320.14 feet to a "PK" nail set in asphalt drive for corner;

THENCE S 45 00' 00" E along said common lot line for a distance of 38.05 feet to a "PK" nail set in asphalt drive for corner;

THENCE N 45 00' 00" E continuing along said common lot line for a distance of
30.00 feet to a "PK" nail set in asphalt drive for corner, said point being in the westerly line of the aforementioned Prestonwood Town Center Addition;

THENCE S 45 00' 00" E along the westerly line of said Prestonwood Town Center Addition and the easterly line of Lot 1, for a distance of 120.00 feet to a 1/2 inch iron rod set for corner;

THENCE S 03 12' 30" E continuing along the westerly line of said Prestonwood Town Center Addition and the easterly line of said Lot 1, for a distance of
550.00 feet to the POINT OF BEGINNING.

CONTAINING 319,757.50 square feet or 7.341 acres of land.